Rule 497(e)
                                                        Registration No. 2-82143



                            THE CALIFORNIA MUNI FUND

                       SUPPLEMENT DATED SEPTEMBER 11, 1997
                                       TO
                         PROSPECTUS DATED APRIL 30, 1997



                  The following information supplements and supersedes any contrary information contained in the Fund's Prospectus:

                  Fundamental Portfolio Advisors, Inc. (the "Manager") utilizes an investment management committee to manage the assets of the Fund. Until August 27, 1997, the committee was composed of the following members: Christopher P. Culp, who also was affiliated with Tocqueville Asset Management L.P., Vincent J. Malanga, a portfolio strategist affiliated with the Manager, and Jane Tubis, a trading assistant affiliated with the Manager. The current committee, following Christopher P. Culp's removal, consists of Vincent J. Malanga and Jane Tubis.

                  Christopher P. Culp, the former portfolio manager of another fund in the Fundamental complex (the "Related Fund"), retained Tocqueville Securities L.P. ("Tocqueville"), an affiliate of Tocqueville Asset Management L.P., to effect certain portfolio purchase transactions on behalf of the Related Fund. Questions were raised as to whether commissions paid to Tocqueville were justified under the circumstances and whether or not the Related Fund bore unnecessary expenses as a result of certain sale and subsequent repurchase transactions. At the directive of the Related Fund's Board, Tocqueville agreed to pay $260,000 to the Related Fund.

                  It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in the late Fall.